UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-35777		45-3449660
(Commission File Number)		(IRS Employer Identification No.)

799 Broadway	10003
New York, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange

7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange

7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange

6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange

7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2022, the board of directors (the “Board”) of Rithm Capital Corp. (the “Company”) elected Peggy Hwan Hebard as an independent director of the Company, effective as of January 1, 2023, in order to fill the vacancy resulting from the resignation of Robert McGinnis on December 14, 2022. Ms. Hebard will serve as a Class III director with a term expiring at the 2025 annual meeting of the stockholders of the Company. The Board also appointed Ms. Hebard as a member of the Audit Committee and Compensation Committee of the Board, effective as of January 1, 2023.

As of the date of the appointment, Ms. Hebard has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Ms. Hebard will receive the standard annual Board compensation for non-employee directors for 2023. In connection with her election, the Company entered into its customary indemnification agreement with Ms. Hebard.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing the election of Ms. Hebard to the Board is attached as Exhibit 99.1 hereto.

The information contained in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report with respect to the press release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report with respect to the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description

99.1	Press release, dated January 4, 2023, issued by Rithm Capital Corp.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2023

RITHM CAPITAL CORP. (Registrant)

	By:	/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer and Chief Accounting Officer